UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

 FORM 8‑K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):
February 21, 2006

UNIFI, INC.
(Exact name of registrant as specified in its charter)

New York (State of Incorporation)	1-10542 (Commission File Number)	11-2165495 (IRS Employer Identification No.)

7201 West Friendly Avenue
Greensboro, North Carolina 27410
(Address of principal executive offices)

(336) 294-4410
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]   Written communications pursuant to Rule 425 under the Securities Act  (17 CFR 230.425)

[ ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 7.01.  REGULATION FD DISCLOSURE

            William M. Lowe, Jr., Vice President, Chief Financial Officer and Chief Operating Officer, of Unifi, Inc. (the "Company") is scheduled to provide a presentation at the 2006 Wachovia Consumers Growth Conference on Wednesday morning, February, 22, 2006, commencing at approximately 9:20 a.m. The slide package prepared for use in connection with this presentation is furnished herewith as Exhibit 99.1.  All information in the presentation is presented as of February 21, 2006 and the Company does not assume any obligation to update such information in the future.  A link to the audio portion of Mr. Lowe's presentation will be available on the Company's website at www.unifi.com under the "Investor Relations" section.

            The information included in this Item 7.01, as well as Exhibit 99.1 referenced herein, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filings under the Securities Act of 1933.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

             (c)  Exhibits

99.1 Slide package prepared for use by Mr. Lowe in connection with the 2006 Wachovia Consumers Growth Conference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNIFI, INC.

                                                                        By:   /S/  CHARLES F. MCCOY
                                                                                      Charles F. McCoy
                                                                                      Vice President, Secretary and General
                                                                                          Counsel

Dated:  February 21, 2006

INDEX TO EXHIBITS

Exhibit No.	Description of Exhibit
99.1	Slide package prepared for use by Mr. Lowe in connection with the 2006 Wachovia Consumers Growth Conference.